Exhibit 99.1

Date: December 24, 2025

To: All Canadian Securities Regulatory Authorities

Subject: QUIPT HOME MEDICAL CORP.

Dear Sir/Madam:

We advise of the following with respect to the upcoming Meeting of Security Holders for the subject Issuer:

Meeting Type :	Special Meeting

Record Date for Notice of Meeting :	January 22, 2026

Record Date for Voting (if applicable) :	January 22, 2026

Beneficial Ownership Determination Date :	January 22, 2026

Meeting Date :	March 03, 2026

Meeting Location (if available) :	Sarasota, FL

Issuer sending proxy related materials directly to NOBO:	Yes

Issuer paying for delivery to OBO:	Yes

Notice and Access (NAA) Requirements:

NAA for Beneficial Holders	No

NAA for Registered Holders	No

Voting Security Details:

Description	CUSIP Number	ISIN

COMMON	74880P104	CA74880P1045